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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) February 28, 2005

                          Commonwealth Bankshares, Inc.
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              (Exact name of small business issuer in its charter)

              Virginia                  01-17377           54-1460991
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    (State or other jurisdiction      (Commission       (I.R.S. Employer
         of incorporation)            File Number)     Identification No.)

                    403 Boush Street, Norfolk, Virginia 23510
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               (Address of principal executive offices) (Zip Code)

Registrant's telephone number including area code: (757) 446-6900


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 2 - FINANCIAL INFORMATION

Item 2.02  Results of Operations and Financial Condition.

         On February 28, 2005, Commonwealth Bankshares, Inc. issued a press release announcing record earnings for the quarter and year ended December 31, 2004. A copy of the Company's press release is attached as Exhibit 99.1 hereto and is herby incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

         99.1 Press Release, dated February 28, 2005, entitled "Commonwealth Bankshares, Inc., Norfolk, VA, Announces Record Earnings for the Quarter and Year Ended December 31, 2004."

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                             Commonwealth Bankshares, Inc.

Date:   February 28, 2005                    By:    /s/ Cynthia A. Sabol, CPA
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                                             Name:  Cynthia A. Sabol, CPA
                                             Title: Executive Vice President and
                                                    Chief Financial Officer